UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

ELEVATE CREDIT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 International Plaza, Suite 300 Fort Worth, Texas	76109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 928-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	ELVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on November 16, 2022, Elevate Credit, Inc. (the “Company” or “Elevate”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PCAM Acquisition Corp., a Delaware corporation (“Parent”), and PCAM Merger Sub Corp., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On January 17, 2023, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) related to the special meeting of the Company’s stockholders (the “Special Meeting”) where stockholders will vote on proposals relating to the Merger. The Proxy Statement is hereby supplemented as set forth below.

Transaction Litigation

As of February 6, 2023, four purported stockholder complaints have been filed in connection with the transactions contemplated by the Merger Agreement: Benjamin Plopper v. Elevate Credit Inc., et al., Case No. 1:22-cv-10954, filed in S.D.N.Y on December 29, 2022; Nathan Smith v. Elevate Credit, Inc., et al., Case No. 1:23-cv-00463, filed in S.D.N.Y. on January 19, 2023; Matthew Jones v. Elevate Credit, Inc., et al., Case No. 1:23-cv-00063, filed in D. Delaware on January 19, 2023; and Sean Riley v. Elevate Credit, Inc., et al., Case No. 1:23-cv-00531, filed in S.D.N.Y on January 22, 2023 (collectively, the “Actions”). The Actions name as defendants Elevate and each of the members of our Board of Directors. The Actions allege, among other things, that all defendants violated provisions of the Exchange Act and rules promulgated thereunder, insofar as the proxy statement as filed by Elevate on January 17, 2023, or preliminarily filed by Elevate on December 20, 2022, allegedly is materially misleading and omits material facts with respect to the proposed transactions described therein. The Actions seek, among other things, injunctive relief or damages, as well as an award of plaintiffs’ fees and expenses. The defendants believe the claims asserted in the Actions are without merit and intend to vigorously defend them.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving Elevate and Park Cities Asset Management. In connection with the proposed Merger, Elevate filed the Proxy Statement relating to the Special Meeting at which the proposed transaction will be submitted for approval by Elevate’s stockholders with the SEC on January 17, 2023. Elevate may also file other relevant documents in connection with the proposed Merger with the SEC. The Proxy Statement has been sent or given to Elevate stockholders and contains important information about the proposed Merger and related matters. STOCKHOLDERS OF ELEVATE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), WHICH IS CURRENTLY AVAILABLE, AND OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELEVATE AND THE MERGER. Investors may obtain a free copy of the Proxy Statement and other relevant documents filed by Elevate with the SEC at the SEC’s website at www.sec.gov or on Elevate’s website at www.elevate.com.

Participants in the Solicitation

Elevate and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding those persons and other persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Elevate’s stockholders in connection with the proposed Merger is set forth in the Proxy Statement.

Forward-Looking Statements

This communication contains certain forward-looking statements concerning Elevate and the proposed transaction between Elevate and Park Cities Asset Management. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, the inability to obtain required regulatory approvals or satisfy other conditions to the closing of the proposed transaction; unexpected costs, liabilities or delays in connection with the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the significant transaction costs associated with the proposed transaction and other risks that may imperil the consummation of the proposed transaction, which may result in the transaction not being consummated within the expected time period or at all; negative effects of the announcement, pendency or consummation of the transaction on the market price of Elevate’s common stock or operating results, including as a result of changes in key customer, employee or other business relationships; the risk of litigation or regulatory actions; the inability of Elevate to retain and hire key personnel; and the risk that certain contractual restrictions contained in the Merger Agreement during the pendency of the proposed transaction could adversely affect Elevate’s ability to pursue business opportunities or strategic transactions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. Elevate assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.

Dated: February 6, 2023	By:	/s/ Steven A. Trussell
Steven A. Trussell
Chief Financial Officer